SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




          January 3, 1997
          Date of Report
------------------------------------
 (Date of earliest event reported)




                         APPLIED VOICE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)
 Washington                      0-25186                        91-1190085
-----------------      -----------------------------      ----------------------
(State or other            (Commission File No.)               (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

                              11410 N.E. 122nd Way
                           Kirkland, Washington 98034
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          (Address of principal executive offices, including zip code)

                                 (206) 820-6000
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              (Registrant's telephone number, including area code)



                                                       Page 1 of 5
                                                       Exhibit Index on Page 5

Item 5.       Other Events

         On January 3, 1997, Applied Voice Technology, Inc. (the "Company") completed an acquisition of selected assets (the "Acquired Assets") of Telcom Technologies, Inc. ("Telcom") pursuant to an Asset Purchase Agreement, dated December 19, 1996, by and between the Company and Telcom (the "Purchase
Agreement"). The Acquired Assets include Telcom's intellectual property, contracts, customer agreements, receivables, inventory and fixed assets. In connection with the transaction, Telcom ceased all of its business operations as of January 3, 1997. Certain of Telcom's engineering, manufacturing, sales and customer service employees have accepted employment with the Company.

         The purchase price for the Acquired Assets (the "Purchase Price") consisted of (i) $3,300,000 in cash, $200,000 of which was deposited in escrow to satisfy potential claims by the Company for indemnification under the Purchase Agreement and $100,000 of which will be retained by the Company until February 3, 1997 to effect a potential adjustment of the Purchase Price, and
(ii) warrants to purchase up to 100,000 shares of Common Stock, par value $.01 per share, of the Company (the "Warrants"). The Warrants were issued to shareholders of Telcom on January 3, 1997, have an exercise price of $13.36 per share and may be exercised at any time prior to January 3, 2002, except that the Warrants will terminate and be of no further force and effect following a change in control of the Company whereby (a) the Company is a party to a merger, consolidation or reorganization as a result of which the Company owns less than 50% of the voting equity securities of the surviving corporation or (b) substantially all of the assets of the Company are sold. Neither the Warrants nor the underlying Common Stock were registered under the Securities Act of 1933, as amended, and may be resold only pursuant to Rule 144 or other applicable exemptions from registration.

         A form of Warrant and a press release issued by the Company to announce the signing of the Purchase Agreement are attached as exhibits to this report and are incorporated herein by reference. The description of the Warrants herein do not purport to be complete and is qualified in its entirety by the provisions of the Warrants.

         The Company's Common Stock is quoted on the Nasdaq National Market under the symbol "AVTC," and the Company maintains a site on the World Wide Web at www.appliedvoice.com.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)          Exhibits

           Exhibit Number      Description

           4.1 Form of Warrant, dated January 3, 1997, issued by the Company to shareholders of Telcom Technologies, Inc.

           99.1                Press Release issued December 20, 1996.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         APPLIED VOICE TECHNOLOGY, INC.


Dated:  January ___, 1997
                                       By         Roger A. Fukai
                                           ___________________________________
                                           Roger Fukai, Chief Financial Officer

                                          INDEX TO EXHIBITS



       Exhibit
       Number         Description
       4.1
                      Form of Warrant, dated January 3, 1997, issued by the Company to shareholders of Telcom Technologies, Inc.

       99.1           Press Release issued December 20, 1996.